===============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                            _______________________


                                   FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                            _______________________

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                     FEBRUARY 12, 2004 (FEBRUARY 12, 2004)


                               AURORA FOODS INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         Delaware                    001-14255                94-3303521
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NO.)   (I.R.S. EMPLOYER
    OF INCORPORATION OR                                  IDENTIFICATION NUMBER)
      ORGANIZATION)


        11432 Lackland Road
         St. Louis, Missouri                                      63146
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                         (ZIP CODE)


                               (314) 801 - 2300
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                      N/A
      (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF APPLICABLE)


===============================================================================

ITEM 9.  REGULATION FD DISCLOSURE.

         On February 12, 2004, Aurora Foods Inc. (the "Company") and its subsidiary, Sea Coast Foods, Inc. (collectively, the "Debtors") filed an unaudited consolidated Monthly Operating Report (the "Operating Report") for the period from December 8, 2003 to December 31, 2003 with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") in connection with the Debtors' pending cases filed with the Bankruptcy Court on December 8, 2003 under Chapter 11 of the United States Bankruptcy Code (Case Nos. 03-13744 (MFW) and 03-13745 (MFW)). The Operating Report was filed pursuant to Rule 2015 under the United States Bankruptcy Code and is attached hereto as Exhibit 99.1.

Cautionary Statement Regarding Operating Report as filed with the Bankruptcy Court.

         The Company has not yet completed the financial and accounting closing procedures relative to its December 31, 2003 financial statements. Therefore, the information contained in the Operating Report is preliminary and subject to revision, and the Company cautions readers not to place undue reliance upon this information. The Operating Report is unaudited, in a format prescribed by the applicable bankruptcy laws, and does not contain any footnotes or all of the information necessary to be in conformity with generally accepted accounting principles. The Operating Report also contains information for a period that is different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The information in the Operating Report might not be indicative of the Debtors' financial condition or operating results for the period that would be reflected in the Company's consolidated financial statements or in its reports pursuant to the Exchange Act. The information set forth in the Operating Report should not be viewed as indicative of future results and should not be used for investment purposes.

Limitation on Incorporation by Reference.

         In accordance with general instruction B.2 of Form 8-K, the Operating Report and other information in this report are furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Exchange Act, as amended or otherwise subject to liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           AURORA FOODS INC.


                                           By:  /s/ William R. McManaman
                                                -----------------------------
                                           Name:    William R. McManaman
                                           Title:   Executive Vice President
                                                    and Chief Financial Officer


February 12, 2004